Exhibit 10.14

UROVANT SCIENCES LTD.

STOCK OPTION GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED)

Urovant Sciences Ltd. (the “Company”), pursuant to its 2017 Equity Incentive Plan, as amended and restated (the “Plan”), hereby grants to Optionholder an option to purchase the number of common shares of the Company set forth below. This option is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Optionholder:
ID:
Date of Grant:
Grant Number:
Vesting Commencement Date:
Number of Common Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐ Incentive Stock Option[1]	☐ Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	[ ]

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company

☐ Pursuant to a Regulation T Program if the shares are publicly traded

☐ By delivery of already-owned shares if the shares are publicly traded

☐ If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is

[1]

If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

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adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.

By accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

UROVANT SCIENCES LTD.	OPTIONHOLDER:

By:	Signature	Signature

Title:	Date:

Date:

ATTACHMENTS:	Option Agreement, 2017 Equity Incentive Plan, as amended and restated and Notice of Exercise

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ATTACHMENT I

OPTION AGREEMENT

UROVANT SCIENCES LTD.

2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Urovant Sciences Ltd. (the “Company”) has granted you an option under its 2017 Equity Incentive Plan, as amended and restated (the “Plan”) to purchase the number of Common Shares of the Company (the “Common Shares”) indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.    VESTING. Subject to the provisions contained herein, your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2.    NUMBER OF SHARES AND EXERCISE PRICE. The number of Common Shares subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3.    EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4.    METHOD OF PAYMENT. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)    Provided that at the time of exercise the Common Shares are publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)    Provided that at the time of exercise the Common Shares are publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned Common Shares that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair

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Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such Common Shares in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Shares if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s shares.

(c)    If this option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Common Shares issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Common Shares will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

5.    WHOLE SHARES. You may exercise your option only for whole Common Shares.

6.    SECURITIES LAW COMPLIANCE. In no event may you exercise your option unless the Common Shares issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

7.    TERM. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Sections 5(h) and 9(c) of the Plan, upon the earliest of the following:

(a)    immediately upon the termination of your Continuous Service for Cause;

(b)    three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 7(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Shares received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Shares received upon exercise of your option would not be in violation of the Company’s insider trading policy. Notwithstanding the foregoing, if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

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(c)    twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 7(d)) below;

(d)    eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e)    the Expiration Date indicated in your Grant Notice; or

(f)    the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

8.    EXERCISE.

(a)    You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

(b)    By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the Common Shares are subject at the time of exercise, or (iii) the disposition of Common Shares acquired upon such exercise.

(c)    If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Common Shares issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such Common Shares are transferred upon exercise of your option.

(d)    [By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Common Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor

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or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Common Shares until the end of such period. You also agree that any transferee of any Common Shares (or other securities) of the Company held by you will be bound by this Section 8(d). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.]2

9.    TRANSFERABILITY. Except as otherwise provided in this Section 9, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)    Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b)    Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c)    Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Shares or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Shares or other consideration resulting from such exercise.

10.    OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option will obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

[2]	NTD: For inclusion in option grants, if any, made during lock-up period.

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11.    WITHHOLDING OBLIGATIONS.

(a)    At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)    If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested Common Shares otherwise issuable to you upon the exercise of your option a number of whole Common Shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). Notwithstanding the filing of such election, Common Shares shall be withheld solely from fully vested Common Shares determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c)    You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such Common Shares or release such Common Shares from any escrow provided for herein, if applicable, unless such obligations are satisfied.

12.    TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Shares on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

13.    NOTICES. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

14.    GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer

5.

Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

15.    OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

16.    EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

17.    VOTING RIGHTS. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you.    Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company. Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

18.    SEVERABILITY. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

19.    MISCELLANEOUS.

(a)    The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)    You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)    You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)    This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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(e)    All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*            *             *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Grant Notice to which it is attached.

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ATTACHMENT II

2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

ATTACHMENT III

NOTICE OF EXERCISE

NOTICE OF EXERCISE

Urovant Sciences Ltd.

Attention: Stock Plan Administrator

Date of Exercise:

This constitutes notice to Urovant Sciences Ltd. (the “Company”) under my stock option that I elect to purchase the below number of Common Shares of the Company (the “Shares”) for the price set forth below.

Type of option (check one):		Incentive ☐		Nonstatutory ☐
Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$		$

Cash payment delivered herewith:	$		$

[Value of Shares delivered herewith[3]:	$		$		]

[Value of Shares pursuant to net exercise[2]:	$		$		]

[Regulation T Program (cashless exercise):	$		$		][4]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Urovant Sciences Ltd. 2017 Equity Incentive Plan, as amended and restated, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an Incentive Stock Option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

[3]

Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

[2]	The option must be a Nonstatutory Stock Option, and the Company must have established net exercise procedures at the time of exercise, in order to utilize this payment method.
[4]	Delete bracketed methods of payment that are not provided for in the grant notice.

[I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Common Shares or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.]5

Very truly yours,

[5]	NTD: For inclusion in option grants, if any, made during lock-up period.

2.

UROVANT SCIENCES LTD.

STOCK OPTION GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED)

Urovant Sciences Ltd. (the “Company”), pursuant to its 2017 Equity Incentive Plan, as amended and restated (the “Plan”), hereby grants to Optionholder an option to purchase the number of common shares of the Company set forth below. This option is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Optionholder:

ID:

Date of Grant:

Grant Number:

Vesting Commencement Date:

Number of Common Shares Subject to Option:

Exercise Price (Per Share):

Total Exercise Price:

Expiration Date:

Type of Grant:	☐ Incentive Stock Option[1]	☐ Nonstatutory Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Schedule:	[ ]

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company

☐ Pursuant to a Regulation T Program if the shares are publicly traded

☐ By delivery of already-owned shares if the shares are publicly traded

☐ If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is

[1]

If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

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adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.

By accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

UROVANT SCIENCES LTD.	OPTIONHOLDER:

By:	Signature	Signature

Title:	Date:

Date:

ATTACHMENTS: Option Agreement, 2017 Equity Incentive Plan, as amended and restated and Notice of Exercise

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ATTACHMENT I

OPTION AGREEMENT

UROVANT SCIENCES LTD.

2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Urovant Sciences Ltd. (the “Company”) has granted you an option under its 2017 Equity Incentive Plan, as amended and restated (the “Plan”) to purchase the number of Common Shares of the Company (the “Common Shares”) indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.    VESTING. Subject to the provisions contained herein, your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2.    NUMBER OF SHARES AND EXERCISE PRICE. The number of Common Shares subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3.    EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4.    EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a)    a partial exercise of your option will be deemed to cover first vested Common Shares and then the earliest vesting installment of unvested Common Shares;

(b)    any Common Shares so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement; and

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(c)    you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

5.    METHOD OF PAYMENT. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)    Provided that at the time of exercise the Common Shares are publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)    Provided that at the time of exercise the Common Shares are publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned Common Shares that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such Common Shares in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Shares if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s shares.

(c)    If this option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Common Shares issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Common Shares will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

6.    WHOLE SHARES. You may exercise your option only for whole Common Shares.

7.    SECURITIES LAW COMPLIANCE. In no event may you exercise your option unless the Common Shares issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

8.    TERM. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Sections 6(h) and 10(c) of the Plan, upon the earliest of the following:

(a)    immediately upon the termination of your Continuous Service for Cause;

2.

(b)    three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Shares received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Shares received upon exercise of your option would not be in violation of the Company’s insider trading policy. Notwithstanding the foregoing, if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(c)    twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 8(d)) below;

(d)    eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e)    the Expiration Date indicated in your Grant Notice; or

(f)    the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

9.    EXERCISE.

(a)    You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

3.

(b)    By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the Common Shares are subject at the time of exercise, or (iii) the disposition of Common Shares acquired upon such exercise.

(c)    If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Common Shares issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such Common Shares are transferred upon exercise of your option.

(d)    [By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Common Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Common Shares until the end of such period. You also agree that any transferee of any Common Shares (or other securities) of the Company held by you will be bound by this Section 9(d). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.]2

10.    TRANSFERABILITY. Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)    Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b)    Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

[2]	NTD: For inclusion in option grants, if any, made during lock-up period.

4.

(c)    Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Shares or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Shares or other consideration resulting from such exercise.

11.    OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option will obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

12.    WITHHOLDING OBLIGATIONS.

(a)    At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)    If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested Common Shares otherwise issuable to you upon the exercise of your option a number of whole Common Shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). Notwithstanding the filing of such election, Common Shares shall be withheld solely from fully vested Common Shares determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c)    You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such Common Shares or release such Common Shares from any escrow provided for herein, if applicable, unless such obligations are satisfied.

13.    TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Shares on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

5.

14.    NOTICES. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

15.    GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

16.    OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

17.    EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18.    VOTING RIGHTS. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company. Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

19.    SEVERABILITY. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

6.

20.    MISCELLANEOUS.

(a)    The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)    You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)    You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)    This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)    All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*        *        *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Grant Notice to which it is attached.

7.

ATTACHMENT II

2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

ATTACHMENT III

NOTICE OF EXERCISE

NOTICE OF EXERCISE

Urovant Sciences Ltd.

Attention: Stock Plan Administrator

Date of Exercise:

This constitutes notice to Urovant Sciences Ltd. (the “Company”) under my stock option that I elect to purchase the below number of Common Shares of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐
Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$	$

Cash payment delivered herewith:	$	$

[Value of Shares delivered herewith[3]:	$	$	]

[Value of Shares pursuant to net exercise[2]:	$	$	]

[Regulation T Program (cashless exercise):	$	$	][4]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Urovant Sciences Ltd. 2017 Equity Incentive Plan, as amended and restated, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an Incentive Stock Option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

[3]

Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

[2]	The option must be a Nonstatutory Stock Option, and the Company must have established net exercise procedures at the time of exercise, in order to utilize this payment method.
[4]	Delete bracketed methods of payment that are not provided for in the grant notice.

[I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Common Shares or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.]5

Very truly yours,

[5]	NTD: For inclusion in option grants, if any, made during lock-up period.

2.

UROVANT SCIENCES LTD.

STOCK OPTION GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED)

[STANDARD FORM NOTICE FOR UK PARTICIPANTS]

Urovant Sciences Ltd. (the “Company”), pursuant to its 2017 Equity Incentive Plan, as amended and restated (the “Plan”), hereby grants to Optionholder an option to purchase the number of common shares of the Company set forth below. This option is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Optionholder:

ID:

Date of Grant:

Grant Number:

Vesting Commencement Date:

Number of Common Shares Subject to Option:

Exercise Price (Per Share):

Total Exercise Price:

Expiration Date:

Type of Grant:	Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company

☐ Pursuant to a Regulation T Program if the shares are publicly traded

☐ By delivery of already-owned shares if the shares are publicly traded

☐ Subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is

1

adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.

By accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

By accepting this option, you confirm that you consent to the processing of your personal data for the purposes described in this Option Agreement, as described in the Option Agreement below. You may withdraw your consent at any time, as further detailed in that Section, although any such withdrawal of consent may affect our ability to provide services to you under this Option Agreement.

UROVANT SCIENCES LTD.	OPTIONHOLDER:

By:

Signature	Signature

Title:

Date:

Date:

ATTACHMENTS: Option Agreement, 2017 Equity Incentive Plan, as amended and restated and Notice of Exercise

2

ATTACHMENT I

OPTION AGREEMENT

UROVANT SCIENCES LTD.

2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

[STANDARD FORM NOTICE FOR UK PARTICIPANTS]

OPTION AGREEMENT

(NONSTATUTORY STOCK OPTION FOR UK PARTICIPANTS)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Urovant Sciences Ltd. (the “Company”) has granted you an option under its 2017 Equity Incentive Plan, as amended and restated (the “Plan”) to purchase the number of Common Shares of the Company (the “Common Shares”) indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.    VESTING. Subject to the provisions contained herein, your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2.    NUMBER OF SHARES AND EXERCISE PRICE. The number of Common Shares subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3.    METHOD OF PAYMENT. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)    Provided that at the time of exercise the Common Shares are publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)    Provided that at the time of exercise the Common Shares are publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned Common Shares that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such Common Shares in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Shares if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s shares.

(c)    Subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Common Shares issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed

1

the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Common Shares will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

4.    WHOLE SHARES. You may exercise your option only for whole Common Shares.

5.    SECURITIES LAW COMPLIANCE. In no event may you exercise your option unless the Common Shares issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

6.    TERM. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Sections 5(h) and 9(c) of the Plan, upon the earliest of the following:

(a)    immediately upon the termination of your Continuous Service for Cause;

(b)    three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 6(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Shares received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Shares received upon exercise of your option would not be in violation of the Company’s insider trading policy;

(c)    twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 6(d) below);

(d)    eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e)    the Expiration Date indicated in your Grant Notice; or

(f)    the day before the tenth (10th) anniversary of the Date of Grant.

7.    EXERCISE.

(a)    You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

2

(b)    By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the Common Shares are subject at the time of exercise, or (iii) the disposition of Common Shares acquired upon such exercise.

(c)     [By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Common Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period’); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Common Shares until the end of such period. You also agree that any transferee of any Common Shares (or other securities) of the Company held by you will be bound by this Section 7(c). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7(c) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.]1

8.    TRANSFERABILITY. Except as otherwise provided in this Section 8, your=option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)    Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b)    Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

(c)    Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Shares or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Shares or other consideration resulting from such exercise.

[1]	NTD: For inclusion in option grants, if any, made during lock-up period.

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9.    NATURE OF THE AWARD. In accepting your option, you acknowledge and agree that:

(a)     the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Option Agreement;

(b)    the grant of your option is voluntary and occasional and does not create any contractual or other right to receive future awards of options or other awards under the Plan, or benefits in lieu of options or other such awards, even if options or other such awards have been granted repeatedly in the past;

(c)    all decisions with respect to future grants of options or other awards under the Plans, if any, will be at the sole discretion of the Company;

(d)    your participation in the Plan will not create a right to further employment with your employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate your employment relationship at any time with or without Cause;

(e)    you are voluntarily participating in the Plan;

(f)    the grant of your option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, or any Affiliate, including the Employer, and such award is outside the scope of your terms of employment;

(g)    the grant of your option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, Subsidiary, Affiliate or division or the Employer;

(h)    any right to exercise your option is earned only by continuing as an employee of the Company or an Affiliate at the will of the Company or such Affiliate, or satisfaction of any other applicable terms and conditions contained in the Plan and this Option Agreement, and not through the act of being hired, being granted the Option or acquiring Shares hereunder; and

(i)    in consideration of the grant of your option, no claim or entitlement to compensation or damages shall arise from lapse of your option or diminution in value of your option resulting from termination of your employment by the Company, Subsidiary, Affiliate, division or your Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release the Company, Subsidiary, Affiliate or division and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Option Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such claim.

10.    WITHHOLDING OBLIGATIONS.

(a)    At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board

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to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)    Upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested Common Shares otherwise issuable to you upon the exercise of your option a number of whole Common Shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). Notwithstanding the filing of such election, Common Shares shall be withheld solely from fully vested Common Shares determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c)    You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such Common Shares or release such Common Shares from any escrow provided for herein, if applicable, unless such obligations are satisfied.

11.    TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Shares on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

12.    NOTICES. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13.    GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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14. Data Protection.

(a)     You hereby explicitly and unambiguously consent to the collection, processing, use and transfer, in electronic or other form, of your personal data as described in this Option Agreement by and among, as applicable, the Company, its Affiliates and its Subsidiaries (the “Group”) for the purposes described in this Option Agreement and any other Stock Option grant materials, including:

(i) verifying your identity and implementing, administering and managing your participation in the Plan;

(ii) administration and management of the Plan, including purchase, transfer, disposal or other transactions relating to any stock and all purposes incidental thereto;

(iii) the archival of documents and records in both electronic and physical form for record keeping purposes;

(iv) conducting financial reporting and analysis related to the Plan’s operations;

(v) complying with the Group’s policies and procedures;

(vi) preventing, detecting and investigating crime, including fraud and any form of financial crime, and analyzing and managing other commercial risks;

(vii) compliance with any applicable rules, laws and regulations, codes of practice or guidelines, including, without limitation, compliance with laws and regulations (local and foreign) which may apply to the Plan, the Group, or to assist in law enforcement and investigations by relevant authorities; and

(viii) subject to applicable law, any other purposes set out in this Option Agreement.

(b)     You understand and acknowledge that the Group holds, or may hold, certain personal data about you, including, but not limited to, your name, home address and telephone number, date of birth, national insurance number or other identification number, salary, nationality, job title, details of all Awards or any other entitlements outstanding in your favor, for the purpose of implementing, administering and managing the Plan (together, “Data”).

(c)     You understand, acknowledge and agree that your Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, subject to appropriate protections, that these recipients may be located in your country of residence or elsewhere, and that the recipient’s country of residence may have different data privacy laws and protections to those of your country. The Group may also disclose your Data to any third party in connection with any actual or prospective restructuring, sale or acquisition of any Affiliate or Subsidiary or assets of the Group. In accordance with applicable law, the Group may also be required to disclose Data to relevant government regulators or authorities or law enforcement agencies. You authorize any such recipients (presently or in the future) to receive, collect, possess, use, retain, disclose and transfer Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired. You understand that your Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan, plus any additional limitation period or other retention period required or permitted by applicable law. You

6

understand that you may, at any time, request a copy of your Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

15.    OTHER DOCUMENTS

. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

16.    EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

17.    VOTING RIGHTS. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company. Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

18.    SEVERABILITY. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

19.    MISCELLANEOUS.

(a)    The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)    You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)    You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)    This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)    All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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*                *                 *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Grant Notice to which it is attached.

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ATTACHMENT II

2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

UROVANT SCIENCES LTD.

STOCK OPTION GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED)

[STANDARD FORM NOTICE FOR SWISS PARTICIPANTS]

Urovant Sciences Ltd. (the “Company”), pursuant to its 2017 Equity Incentive Plan, as amended and restated (the “Plan”), hereby grants to Optionholder an option to purchase the number of common shares of the Company set forth below. This option is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Optionholder:

ID:

Date of Grant:

Grant Number:

Vesting Commencement Date:

Number of Common Shares Subject to Option:

Exercise Price (Per Share):

Total Exercise Price:

Expiration Date:

Type of Grant:	Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company

☐ Pursuant to a Regulation T Program if the shares are publicly traded

☐ By delivery of already-owned shares if the shares are publicly traded

☐ Subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is

1

adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.

By accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

With respect to a Participant employed by a company registered in Switzerland “Cause” shall mean, the occurrence of any of the following events: (i) such Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or any Affiliate thereof or deliberate violation of a Company policy or a policy of the Affiliate employing the Participant; (ii) such Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company or the Affiliate employing the Participant;; (iii) unauthorized use or disclosure by such Participant of any proprietary information or trade secrets of the Company or any Affiliate thereof or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company or the Affiliate employing the Participant; (iv) such Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company or the Affiliate employing the Participant or (v) any other important reason in the sense of art. 337 Swiss Code of Obligations which allows the Affiliate employing the Participant to terminate the employment relationship with immediate effect.

By accepting this option, you confirm that you consent to the processing of your personal data for the purposes described in this Option Agreement, as described in the Option Agreement below. You may withdraw your consent at any time, as further detailed in that Section, although any such withdrawal of consent may affect our ability to provide services to you under this Option Agreement.

By accepting this option, Optionholder agrees that any option grant is a voluntary gratification in the sense of art. 322d Swiss Code of Obligations and under no circumstance shall constitute a part of salary (Lohn).

UROVANT SCIENCES LTD.	OPTIONHOLDER:

By:

Signature	Signature

Title:	Date:

Date:

ATTACHMENTS: Option Agreement, 2017 Equity Incentive Plan, as amended and restated and Notice of Exercise

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ATTACHMENT I

OPTION AGREEMENT

UROVANT SCIENCES LTD.

2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

[STANDARD FORM NOTICE FOR SWISS PARTICIPANTS]

OPTION AGREEMENT

(NONSTATUTORY STOCK OPTION FOR SWISS PARTICIPANTS)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Urovant Sciences Ltd. (the “Company”) has granted you an option under its 2017 Equity Incentive Plan, as amended and restated (the “Plan”) to purchase the number of Common Shares of the Company (the “Common Shares”) indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.    VESTING. Subject to the provisions contained herein, your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2.    NUMBER OF SHARES AND EXERCISE PRICE. The number of Common Shares subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3.    METHOD OF PAYMENT. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)    Provided that at the time of exercise the Common Shares are publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)    Provided that at the time of exercise the Common Shares are publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned Common Shares that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such Common Shares in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Shares if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s shares.

(c)    Subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Common Shares issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed

1

the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Common Shares will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

4.    WHOLE SHARES. You may exercise your option only for whole Common Shares.

5.    SECURITIES LAW COMPLIANCE. In no event may you exercise your option unless the Common Shares issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)- 1(d)(3), if applicable).

6.    TERM. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Sections 5(h) and 9(c) of the Plan, upon the earliest of the following:

(a)    immediately upon the termination of your Continuous Service for Cause;

(b)    three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 6(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Shares received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Shares received upon exercise of your option would not be in violation of the Company’s insider trading policy;

(c)    twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in
Section 6(d) below);

(d)    eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e)    the Expiration Date indicated in your Grant Notice; or

(f)    the day before the tenth (10th) anniversary of the Date of Grant.

7.    EXERCISE.

(a)    You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

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(b)    By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the Common Shares are subject at the time of exercise, or (iii) the disposition of Common Shares acquired upon such exercise.

(c)     [By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Common Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period’); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Common Shares until the end of such period. You also agree that any transferee of any Common Shares (or other securities) of the Company held by you will be bound by this Section 7(c). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7(c) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.]1

8.    TRANSFERABILITY. Except as otherwise provided in this Section 8, your=option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)    Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b)    Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

(c)    Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Shares or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Shares or other consideration resulting from such exercise.

[1]	NTD: For inclusion in option grants, if any, made during lock-up period.

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9.    NATURE OF THE AWARD. In accepting your option, you acknowledge and agree that:

(a)     the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Option Agreement;

(b)    the grant of your option is voluntary and occasional and does not create any contractual or other right to receive future awards of options or other awards under the Plan, or benefits in lieu of options or other such awards, even if options or other such awards have been granted repeatedly in the past;

(c)    all decisions with respect to future grants of options or other awards under the Plans, if any, will be at the sole discretion of the Company;

(d)    your participation in the Plan will not create a right to further employment with your employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate your employment relationship at any time with or without Cause;

(e)    you are voluntarily participating in the Plan;

(f)    the grant of your option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, or any Affiliate, including the Employer, and such award is outside the scope of your terms of employment;

(g)    the grant of your option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, Subsidiary, Affiliate or division or the Employer;

(h)    any right to exercise your option is earned only by continuing as an employee of the Company or an Affiliate at the will of the Company or such Affiliate, or satisfaction of any other applicable terms and conditions contained in the Plan and this Option Agreement, and not through the act of being hired, being granted the Option or acquiring Shares hereunder; and

(i)    in consideration of the grant of your option, no claim or entitlement to compensation or damages shall arise from lapse of your option or diminution in value of your option resulting from termination of your employment by the Company, Subsidiary, Affiliate, division or your Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release the Company, Subsidiary, Affiliate or division and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Option Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such claim.

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10.    WITHHOLDING OBLIGATIONS.

(a)    At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)    Upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested Common Shares otherwise issuable to you upon the exercise of your option a number of whole Common Shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). Notwithstanding the filing of such election, Common Shares shall be withheld solely from fully vested Common Shares determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c)    You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such Common Shares or release such Common Shares from any escrow provided for herein, if applicable, unless such obligations are satisfied.

11.    TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Shares on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

12.    NOTICES. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13.    GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd-Frank Wall Street

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Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

14. Data Protection.

(a)     You hereby explicitly and unambiguously consent to the collection, processing, use and transfer, in electronic or other form, of your personal data as described in this Option Agreement by and among, as applicable, the Company, its Affiliates and its Subsidiaries (the “Group”) for the purposes described in this Option Agreement and any other Stock Option grant materials, including:

(i) verifying your identity and implementing, administering and managing your participation in the Plan;

(ii) administration and management of the Plan, including purchase, transfer, disposal or other transactions relating to any stock and all purposes incidental thereto;

(iii) the archival of documents and records in both electronic and physical form for record keeping purposes;

(iv) conducting financial reporting and analysis related to the Plan’s operations;

(v) complying with the Group’s policies and procedures;

(vi) preventing, detecting and investigating crime, including fraud and any form of financial crime, and analyzing and managing other commercial risks;

(vii) compliance with any applicable rules, laws and regulations, codes of practice or guidelines, including, without limitation, compliance with laws and regulations (local and foreign) which may apply to the Plan, the Group, or to assist in law enforcement and investigations by relevant authorities; and

(viii) subject to applicable law, any other purposes set out in this Option Agreement.

(b)     You understand and acknowledge that the Group holds, or may hold, certain personal data about you, including, but not limited to, your name, home address and telephone number, date of birth, national insurance number or other identification number, salary, nationality, job title, details of all Awards or any other entitlements outstanding in your favor, for the purpose of implementing, administering and managing the Plan (together, “Data”).

(c)     You understand, acknowledge and agree that your Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, subject to appropriate protections, that these recipients may be located in your country of residence or elsewhere, and that the recipient’s country of residence may have different data privacy laws and protections to those of your country. The Group may also disclose your Data to any third party in connection with any actual or prospective restructuring, sale or acquisition of any Affiliate or Subsidiary or assets of the Group. In accordance with applicable law, the Group may also be required to disclose Data to relevant government regulators or authorities or law enforcement agencies. You authorize any such recipients (presently or in

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the future) to receive, collect, possess, use, retain, disclose and transfer Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired. You understand that your Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan, plus any additional limitation period or other retention period required or permitted by applicable law. You understand that you may, at any time, request a copy of your Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

15.    OTHER DOCUMENTS . You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

16.    EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

17.    VOTING RIGHTS. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company. Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

18.    SEVERABILITY. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

19.    MISCELLANEOUS.

(a)    The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)    You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)    You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

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(d)    This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)    All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*            *             *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Grant Notice to which it is attached.

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ATTACHMENT II

2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED